UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018

CLS HOLDINGS USA, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 333-174705

Nevada	333-174705	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11767 South Dixie Highway, Suite115, Miami, Florida		33156
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (888) 438-9132

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01          Entry into a Material Definitive Agreement.

On May 11, 2018, CLS Holdings USA, Inc. (“we,” “us,” “our,” “CLS,” or “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with YA II PN, Ltd., a Cayman Island exempted limited partnership (the “Investor”), pursuant to which the Company agreed to sell to the Investor, in two closings, (i) convertible debentures (the “Debentures”) in the aggregate principal amount of $1,250,000, plus accrued interest, which may be converted into shares of our common stock (the “Conversion Shares”), par value $0.0001 per share (the “Common Stock”), at the discretion of either the Investor or the Company in accordance with the terms of the Debentures, and (ii) five-year warrants (the “Warrants”) to purchase an aggregate of 3,125,000 shares of our Common Stock at $0.60 per share of Common Stock.  At the first closing (the “First Closing”), which occurred on May 14, 2018, we issued a $750,000 Debenture to the Investor and Warrants to purchase 1,875,000 shares of our Common Stock.  The second closing (the “Second Closing”) will occur within two business days after we close on the purchase of the operating subsidiaries collectively referred to as “Oasis Cannabis” from Alternative Solutions, LLC.  The Second Closing must occur within two business days after July 20, 2019.  At the Second Closing, we will issue $500,000 of Debentures to the Investor and Warrants to purchase 1,250,000 additional shares of our Common Stock.

  The Debentures bear interest at the rate of 8% per annum. If an event of default occurs and for so long as such event of default remains uncured, the interest rate on the First Debenture shall immediately become 15% per annum and shall remain at such increased interest rate until the applicable event of default is cured.

Commencing on December 1, 2018 and on the first day of each month thereafter through July 1, 2019 (each an “Installment Date”), the Company shall pay to the Investor one-eighth of the principal amount of the Debentures, plus accrued and outstanding interest (the “Installment Amount”), plus 20% of the of the Installment Amount for Installment Amounts due within 180 days following the date of execution of the Purchase Agreement, and 25% of the Installment Amount for Installment Amounts due thereafter in cash or by converting such Installment Amount into shares of Common Stock of the Company, if the Company has met the applicable conditions for such a conversion and as long as the conversion does not exceed certain maximum amounts.
Pursuant to the terms of the Debentures, the Investor may elect to convert any portion of the principal and accrued interest under the Debentures into our Common Stock at a fixed conversion price of $0.40 per share.  The fixed conversion price may change if certain dilutive events or issuances occur. In addition, the Company may, at its sole discretion, make an Installment Payment using its Common Stock if certain conditions have been met.  In such case, the applicable conversion price would be equal to 75% of the VWAP of the Company’s Common Stock during the fifteen consecutive trading days immediately preceding such conversion.
 In connection with the Purchase Agreement, we also agreed to pay the Investor’s designee a commitment fee in an amount equal to 6% of the applicable purchase price, a due diligence and structuring fee of $15,000, and an amount not to exceed $20,000 for reimbursement of the Investor’s outside legal fees and expenses.
We also executed a registration rights agreement in favor of the Investor pursuant to which we are required to file a registration statement with the Securities & Exchange Commission for the resale of the Conversion Shares and all of the shares of Common Stock underlying the Warrants by July 20, 2018.
The descriptions of the Purchase Agreement, the Debentures, the Warrants and the registration rights agreement are qualified in their entirety by reference to the full text of the Purchase Agreement, the Debentures, the Warrants and the registration rights agreement, which have been filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.
Item 3.02          Unregistered Sales of Equity Securities
The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.
The Investor is an accredited investor (as that term is defined in Regulation D of the Securities Act), and in issuing the above securities to the Investor, we relied on and intend to rely on the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder because the securities were issued in a private offering.
Item 9.01          Financial Statements and Exhibits
(d)          Exhibits.
Exhibit No.	Description of Exhibit

10.1	Securities Purchase Agreement dated May 11, 2018 by and between CLS Holdings USA, Inc. and YA II PN, Ltd.
10.2	Convertible Debenture dated May 14, 2018 in the original principal amount of $750,000 made by CLS Holdings USA, Inc. in favor of YA II PN, Ltd.
10.3	Warrant to Purchase 1,875,000 shares of Common Stock issued May 14, 2018 by CLS Holdings USA, Inc. in favor of YA II PN, Ltd.
10.4	Registration Rights Agreement dated May 11, 2018 by and between CLS Holdings USA, Inc. and YA II PN, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.
Date: May 17, 2018	By:	/s/ Jeffrey I. Binder
Jeffrey I. Binder Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Securities Purchase Agreement dated May 11, 2018 by and between CLS Holdings USA, Inc. and YA II PN, Ltd.
10.2	Convertible Debenture dated May 14, 2018 in the original principal amount of $750,000 made by CLS Holdings USA, Inc. in favor of YA II PN, Ltd.
10.3	Warrant to Purchase 1,875,000 shares of Common Stock issued May 14, 2018 by CLS Holdings USA, Inc. in favor of YA II PN, Ltd.
10.4	Registration Rights Agreement dated May 11, 2018 by and between CLS Holdings USA, Inc. and YA II PN, Ltd.